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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM  8 - K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported):
                     February 16, 2000 (February 15, 2000)



                         NATIONAL  STEEL  CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



               1-983                                25-0687210
      (Commission File Number)          (IRS Employer Identification No.)



4100 Edison Lakes Parkway,  Mishawaka, IN           46545-3440
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:   219-273-7000

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ITEM 5.  OTHER EVENTS

National Steel Corporation issued a press release on February 15, 2000 announcing a common stock dividend. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1  Press release dated February 15, 2000.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       NATIONAL STEEL CORPORATION

Date:  February 16, 2000               By: /s/ Glenn H. Gage
                                          -----------------------------------
                                               Glenn H. Gage
                                               Senior Vice President and
                                               Chief Financial Officer